UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  January 16, 2015

ASSOCIATED BANC-CORP

(Exact name of registrant as specified in its charter)

Wisconsin	001-31343	39-1098068
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 Main Street Green Bay, Wisconsin 54301
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (920) 491-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.

Other Events.

On January 16, 2015, Associated Banc-Corp (the “Company”) announced that the Company, along with its subsidiaries, Associated Bank, N.A., Associated Financial Group, LLC and a merger subsidiary, have entered into an Agreement and Plan of Merger dated January 16, 2015 (the “Merger Agreement”) with Ahmann & Martin and Co. (“Ahmann & Martin”), certain shareholders of Ahmann & Martin and a representative of such shareholders.  Pursuant to the Merger Agreement, the Company expects to acquire Ahmann & Martin by means of a merger of Ahmann & Martin with and into Associated Financial Group.

A copy of the press release describing the proposed transaction is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.

Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is being filed as part of this Report on Form 8-K:

99.1	Press Release dated January 16, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSOCIATED BANC-CORP

Dated: January 16, 2015	By: /s/ Randall J. Erickson
Randall J. Erickson Executive Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit Number

99.1	Press Release dated January 16, 2015

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